OAKWOOD MORTGAGE INVESTORS, INC. 1997-B               REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #        2
REMITTANCE REPORT                                     Page 1 of 6
REPORTING MONTH:                 Jun-97

                             Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------
   Beginning                                                                       Ending
   Principal        Scheduled       Prepaid        Liquidated     Contracts        Principal
    Balance         Principal       Principal      Principal      Repurchased      Balance
--------------------------------------------------------------------------------------------------
176,961,232.93    (271,620.83)    (1,547,756.10)      0.00           0.00        175,141,856.00
==================================================================================================


  Scheduled                      Scheduled                                   Amount
  Gross          Servicing       Pass Thru      Liquidation    Reserve       Available for    Limited       Total
  Interest       Fee             Interest       Proceeds       Fund Draw     Distribution     Guarantee     Distribution
------------------------------------------------------------------------------------------------------------------------
 1,533,234.53    147,467.69    1,385,766.84        0.00          0.00        3,352,611.46        0.00       3,352,611.46
========================================================================================================================


Class M Liquidity Account
       Beginning                                     Investment       Balance Before        Reserve       Reserve
        Balance               Deposits   Distrib.     Interest     Current Distribution     Fund Draw     Fund Deposit
-------------------------------------------------------------------------------------------------------------------------
       303,516.56               0.00       0.00       560.28           304,076.84              0.00             0.00
=========================================================================================================================


                                              Reserve Fund Required Balance
                                              -------------------------------------
 Balance After                                Before Current    After Current
 Current Distribution    Excess               Distribution      Distribution
----------------------------------------      -------------------------------------
   304,076.84            560.28                 303,516.56       303,516.56
========================================      =====================================


Class B-1 Liquidity Account
       Beginning                                       Investment      Balance Before        Reserve       Reserve
        Balance               Deposits     Distrib.     Interest    Current Distribution     Fund Draw     Fund Deposit
----------------------------------------------------------------------------------------------------------------------------
       183,243.46               0.00         0.00       338.23          183,581.69              0.00       144,882.69
============================================================================================================================


                                             Reserve Fund Required Balance
                                             -------------------------------------
Balance After                                Before Current    After Current
Current Distribution    Excess               Distribution      Distribution
---------------------------------------      -------------------------------------
  328,464.38              0.00                 328,464.38       328,464.38
=======================================      =====================================



                                  Certificate Account
---------------------------------------------------------------------------------------------
 Beginning               Deposits                                 Investment         Ending
  Balance        Principal       Interest      Distributions      Interest          Balance
---------------------------------------------------------------------------------------------
1,691,055.72   1,783,870.16    1,388,765.47   (3,043,143.28)       5,190.18      1,825,738.25
=============================================================================================

              P&I Advances at Distribution Date
-----------------------------------------------------------
    Beginning      Recovered       Current        Ending
     Balance       Advances        Advances       Balance
-----------------------------------------------------------
     91,017.45     68,204.64      567,685.24    590,498.05
===========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B           REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT #           2
REMITTANCE REPORT
REPORTING MONTH:                 Jun-97                              Page 2 of 6


Class B Crossover Test                                                      Test Met?
----------------------------------------------------------------            ---------
(a) Remittance date on or after December 2001                                   N

(b) Average 60 day Delinquency rate less than or equal to 5%                 #DIV/0!

(c) Average 30 day Delinquency rate less than or equal to 7%                 #DIV/0!


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

               Dec 2001- May 2003            7%                                 N
               June 2003-May 2004            8%                                 N
               June 2004 and thereafter      9%                                 N




(e) Current realized loss ratio less than or equal to 2.75%                     Y


(f) Does Class B Percentage equal or
     exceed                                  25.375%
     of stated scheduled pool balance

               Beginning B-1 balance                             16,953,000.00
               Beginning B-2 balance                              8,923,192.00
                                                                --------------
                                                                 25,876,192.00
               Divided by beginning pool
               balance                                          176,961,232.93
                                                                --------------
                                                                       14.623%  N
                                                                ==============





Average 60 day delinquency ratio:


                                Over 60s            Pool Balance         %
                          -----------------------------------------------------
[S]                       [C]                    [C]                 [C]
Current Mo                         299,786.08      175,141,856.00       0.17%
1st Preceding Mo                         0.00                0.00      #DIV/0!
2nd Preceding Mo                         0.00                0.00      #DIV/0!
                                                       Divided by         3
                                                                  -------------
                                                                       #DIV/0!
                                                                  =============

Average 30 day delinquency ratio:


                                Over 30s            Pool Balance         %
                          -----------------------------------------------------

Current Mo                       1,823,714.64      175,141,856.00       1.04%
1st Preceding Mo                         0.00          509,590.14       0.00%
2nd Preceding Mo                         0.00                0.00      #DIV/0!
                                                       Divided by        3
                                                                  -------------
                                                                       #DIV/0!
                                                                  =============

Cumulative loss ratio:

                             Cumulative losses               0.00
                                               ------------------------
Divided by Initial Certificate Principal           178,456,192.00       0.000%
                                                                  =============

Current realized loss ratio:


                                      Liquidation       Pool
                                        Losses         Balance
                            ---------------------------------------------

            Current Mo                   0.00      175,141,856.00
            1st Preceding Mo             0.00                0.00
            2nd Preceding Mo             0.00                0.00
                                                                        0.000%
                                                                  =============

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B           REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT #            2
REMITTANCE REPORT                                                Page 3 of 6
REPORTING MONTH:                 Jun-97

                                                               Delinquency Analysis

                                               31 to 59 days          60 to 89 days       90 days and Over     Total Delinq.
                 No. of       Principal              Principal              Principal           Principal             Principal
                 Loans        Balance          #     Balance          #     Balance       #     Balance        #      Balance
              ----------------------------------------------------------------------------------------------------------------------
Excluding Repos   5,337    175,001,936.67     48    1,384,009.23     11     299,786.08    0        0.00       59     1,683,795.31

        Repos         6        139,919.33      6      139,919.33      0           0.00    0        0.00        6       139,919.33
              ---------------------------------------------------------------------------------------------------------------------
        Total     5,343    175,141,856.00     54    1,523,928.56     11     299,786.08    0        0.00       65     1,823,714.64
              =====================================================================================================================
                                                                                                             1.2%           1.04%
                                                                                                        ===========================

                                                   Repossession Analysis

                    Active Repos                 Renewal       Current Month
                    Outstanding                (Redemption)    Repos               Cumulative Repos
                          Principal             Principal           Principal            Principal
                    #     Balance          #     Balance       #    Balance         #    Balance
                 ----------------------------------------------------------------------------------
Excluding Repos     6     139,919.33       0       0.00        6    139,919.33      6    139,919.33

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B        REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER           POOL REPORT # 2
REMITTANCE REPORT
REPORTING MONTH:                 Jun-97                              Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                         Liquidated                                                          Net
  Account    Customer    Principal       Sales     Insur.       Total     Repossession   Liquidation    Unrecov.
   Number      Name       Balance      Proceeds    Refunds     Proceeds     Expenses      Proceeds      Advances
------------------------------------------------------------------------------------------------------------------
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                                                                  0.00                       0.00
                         -----------------------------------------------------------------------------------------
                             0.00          0.00     0.00          0.00         0.00          0.00          0.00
                         =========================================================================================

     Net         Current
  Pass Thru    Period Net     Cumulative
   Proceeds    Gain/(Loss)    Gain/(Loss)
-----------------------------------------
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
     0.00         0.00
-----------------------
     0.00         0.00           0.00
=========================================



As a percentage of the aggregate cut-off date principal balance      0.00
                                                                  =========

OAKWOOD MORTGAGE INVESTORS, INC. 1997-B         REPORT DATE:  June 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER            POOL REPORT #        2
REMITTANCE REPORT
REPORTING MONTH:                 Jun-97                              Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                 Original          Beginning        Beginning      Current          Current         Ending
        Cert.                   Certificate       Certificate       Carryover     Principal        Principal       Carryover
        Class                    Balances          Balances         Principal        Due              Paid         Principal
----------------------------------------------------------------------------------------------------------------------------
A-1                            33,741,000.00     32,246,040.06         0.00      1,819,376.93     1,819,376.93       0.00
A-1 Outstanding Writedown                                 0.00                           0.00

A-2                            32,767,000.00     32,767,000.00         0.00              0.00             0.00       0.00
A-2 Outstanding Writedown                                 0.00                           0.00

A-3                            22,379,000.00     22,379,000.00         0.00              0.00             0.00       0.00
A-3 Outstanding Writedown                                 0.00                           0.00

A-4                            14,096,000.00     14,096,000.00         0.00              0.00             0.00       0.00
A-4 Outstanding Writedown                                 0.00                           0.00

A-5                            33,982,000.00     33,982,000.00         0.00              0.00             0.00       0.00
A-5 Outstanding Writedown                                 0.00                           0.00

M                              15,615,000.00     15,615,000.00         0.00              0.00             0.00       0.00
M Outstanding Writedown                                   0.00                           0.00

B-1                            16,953,000.00     16,953,000.00         0.00              0.00             0.00       0.00
B-1 Outstanding Writedown                                 0.00                           0.00

B-2                             8,923,192.00      8,923,192.00         0.00              0.00             0.00       0.00
B-2 Outstanding Writedown                                 0.00                           0.00
                              ----------------------------------------------------------------------------------------------
                              178,456,192.00    176,961,232.06         0.00      1,819,376.93     1,819,376.93       0.00
                              ==============================================================================================

                                              Ending                     Principal Paid
        Cert.               Writedown       Certificate         Pool       Per $1,000
        Class                Amounts         Balances          Factor     Denomination
---------------------------------------------------------------------------------------
A-1                           0.00         30,426,663.13      90.17712%      53.92
A-1 Outstanding Writedown     0.00                  0.00       0.00           0.00

A-2                           0.00         32,767,000.00     100.00000%       0.00
A-2 Outstanding Writedown     0.00                  0.00       0.00           0.00

A-3                           0.00         22,379,000.00     100.00000%       0.00
A-3 Outstanding Writedown     0.00                  0.00       0.00           0.00

A-4                           0.00         14,096,000.00     100.00000%       0.00
A-4 Outstanding Writedown     0.00                  0.00       0.00           0.00

A-5                           0.00         33,982,000.00     100.00000%       0.00
A-5 Outstanding Writedown     0.00                  0.00       0.00           0.00

M                             0.00         15,615,000.00     100.00000%       0.00
M Outstanding Writedown       0.00                  0.00       0.00           0.00

B-1                           0.00         16,953,000.00     100.00000%       0.00
B-1 Outstanding Writedown     0.00                  0.00       0.00           0.00

B-2                           0.00          8,923,192.00     100.00000%       0.00
B-2 Outstanding Writedown     0.00                  0.00       0.00           0.00
                           -----------------------------
                              0.00        175,141,855.13
                           =============================

   OAKWOOD MORTGAGE INVESTORS, INC. 1997-B        REPORT DATE:  June 6, 1997
   OAKWOOD ACCEPTANCE CORP. -  SERVICER           POOL REPORT #        2
   REMITTANCE REPORT
   REPORTING MONTH:                 Jun-97                           Page 6 of 6

   CERTIFICATE INTEREST ANALYSIS



                                                                                                                      Interest Paid
             Certificate     Remittance    Beginning       Current           Total          Interest       Ending      Per $1,000
                Class           Rate        Balance        Accrual            Paid         Shortfall      Balance     Denomination
                             -------------------------------------------------------------------------------------------------------
   A-1                         6.50000%       0.00        174,666.05        174,666.05        0.00         0.00          5.42
   A-1  Carryover Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00
   A-1  Writedown Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00

   A-2                         6.75000%       0.00        184,314.38        184,314.38        0.00         0.00          5.63
   A-2  Carryover Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00
   A-2  Writedown Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00

   A-3                         6.95000%       0.00        129,611.71        129,611.71        0.00         0.00          5.79
   A-3  Carryover Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00
   A-3  Writedown Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00

   A-4                         7.10000%       0.00         83,401.33         83,401.33        0.00         0.00          5.92
   A-4  Carryover Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00
   A-4  Writedown Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00

   A-5                         7.37500%       0.00        208,847.71        208,847.71        0.00         0.00          6.15
   A-5  Carryover Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00
   A-5  Writedown Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00

   M                           7.77500%       0.00        101,172.19        101,172.19        0.00         0.00          6.48
   M  Carryover Interest       0.00           0.00              0.00              0.00        0.00         0.00          0.00
   M  Writedown Interest       0.00           0.00              0.00              0.00        0.00         0.00          0.00

   B-1                         7.75000%       0.00        109,488.13        109,488.13        0.00         0.00          6.46
   B-1  Carryover Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00
   B-1  Writedown Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00

   B-2                         8.07500%       0.00         60,045.65         60,045.65        0.00         0.00          6.73
   B-2  Carryover Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00
   B-2  Writedown Interest     0.00           0.00              0.00              0.00        0.00         0.00          0.00

   Limited Guarantee                          0.00              0.00              0.00        0.00         0.00

** X                                          0.00        334,219.71        334,219.71       (0.00)       (0.00)

   R                                         (0.00)             0.00              0.00        0.00        (0.00)

** Service Fee                                0.00        147,467.69        147,467.69        0.00         0.00
                              -----------------------------------------------------------------------------------

                                             (0.00)     1,533,234.53      1,533,234.53       (0.00)       (0.01)


             Certificate               Cert.                TOTAL
                Class                  Class             DISTRIBUTION
                             -----------------------------------------
   A-1                                  A-1              1,994,042.98
   A-1  Carryover Interes
   A-1  Writedown Interes

   A-2                                  A-2                184,314.38
   A-2  Carryover Interes
   A-2  Writedown Interes

   A-3                                  A-3                129,611.71
   A-3  Carryover Interes
   A-3  Writedown Interes

   A-4                                  A-4                 83,401.33
   A-4  Carryover Interes
   A-4  Writedown Interes

   A-5                                  A-5                208,847.71
   A-5  Carryover Interes
   A-5  Writedown Interes

   M                                    A-6                101,172.19
   M  Carryover Interest
   M  Writedown Interest

   B-1                                  B-1                109,488.13
   B-1  Carryover Interes
   B-1  Writedown Interes

   B-2                                  B-2                 60,045.65
   B-2  Carryover Interes
   B-2  Writedown Interes

   Limited Guarantee            Limited Guarantee                0.00

** X                                     X                 334,219.71

   R                                     R                       0.00

** Service Fee                                             147,467.69
                                                       --------------

                                                         3,352,611.46
                                                       ==============

** Disbursed as follows:

   ---------------------------------
   X Proceeds to Class A-6 Liquidity Account                     0.00
   X Proceeds to Class B-1 Liquidity Account               144,882.69
   Service Fee to Class B-1 Liquidity Account

                                                       --------------
                                                         1,388,351.85
                                                       ==============